Exhibit 10.1

STRICTLY CONFIDENTIAL

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), is dated as of November [●], 2021, by and among Independence Holding Company, a Delaware corporation (the “Company”) and the stockholder listed on Annex A hereto (the “Stockholder”).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Geneve Holdings, Inc., a Delaware corporation (“Parent”), and Geneve Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”);

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of the Company’s common stock, par value $1.00 per share (“Company Common Stock”), as is set forth next to the Stockholder’s name on Annex A (such shares, together with all other shares of Company Common Stock acquired, beneficially or of record, by the Stockholder after the date hereof and prior to the termination of this Agreement, the “Shares”);

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Company and the Stockholder are entering into this Agreement; and

WHEREAS, the Stockholder acknowledges that the Company is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholder set forth in this Agreement and would not enter into the Merger Agreement if the Stockholder did not enter into this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Article I

Voting Agreement

Section 1.01          Voting Agreement.

(a)           During the term of this Agreement, the Stockholder hereby agrees, at every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company:

(i)      to appear at such meeting or otherwise cause all of the Stockholder’s Shares to be present thereat for purposes of establishing a quorum; and

(ii)      to vote or, as applicable, cause or direct to be voted all of the Stockholder’s Shares (i) in favor of the adoption and approval of the Merger Agreement and the other transactions contemplated thereby, (ii) against any Acquisition Proposal and any action, agreement or transaction that would reasonably be expected to materially impede, interfere with, delay or postpone the consummation of the Merger and (iii) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company.

(b)

Any vote required to be cast or consent required to be executed pursuant to this Section 1.01 shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

Section 1.02          Grant of Proxy.

(a)

In furtherance of the agreements contained in Section 1.01 of this Agreement, the Stockholder hereby irrevocably appoints the Company, each member of the Special Committee and any other designees of the Company and Special Committee, as applicable (collectively, the “Proxyholders”), and each of them individually, as the Stockholder’s sole and exclusive attorneys-in-fact and proxies, for and in the name, place and stead of the Stockholder, with full power of substitution and resubstitution, to appear and be counted for quorum purposes, vote, grant a consent or approval in respect of, or execute and deliver a proxy to vote the Stockholder’s Shares in accordance with Section 1.01 of this Agreement if, and only to the extent that, the Stockholder fails to take any action required by Section 1.01.

(b)

The Stockholder hereby revokes any proxies heretofore given by it in respect of the Stockholder’s Shares to the extent inconsistent with the authority of the Proxyholders granted pursuant to this Section 1.02.

(c)

The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.02 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest, is intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL, and may under no circumstances be revoked. The irrevocable proxy granted by the Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy or incapacity of the Stockholder.

(d)

The Proxyholders may not exercise this irrevocable proxy on any matter except as provided above in this Section 1.02. The Stockholder may vote the Shares on all other matters.

(e)           The Company, upon the prior approval of the Special Committee, may terminate this proxy with respect to the Stockholder at any time by written notice to the Stockholder.

Article II

Representations and Warranties of THE Stockholder

The Stockholder represents and warrants to the Company that:

Section 2.01           Authorization.

The Stockholder has all requisite right, capacity, power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated by this Agreement and the compliance by the Stockholder with the provisions of this Agreement have been duly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and, assuming its due execution and delivery by the Company, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (except insofar as such enforceability may be limited by the Bankruptcy and Equity Exception).

Section 2.02          No Conflicts.

(a)

No authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by the Stockholder.

(b)

None of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (i) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, agreement or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s Shares is bound or (ii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement. There is no legal or administrative proceeding, claim, suit or action pending against the Stockholder or, to the knowledge of the Stockholder, threatened against the Stockholder that impairs or would reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement.

Section 2.03          Ownership of Shares.

The Stockholder has (except as otherwise permitted by this Agreement) sole voting power and sole dispositive power with respect to the Stockholder’s Shares, free and clear of any Encumbrance, except pursuant to applicable federal securities Laws. None of the Stockholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

Section 2.04          Total Shares.

Except for the Stockholder’s Shares set forth on Annex A, as of the date hereof, the Stockholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

Section 2.05          Reliance by the Company .

The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Article III

Representations and Warranties of THE COMPANY

The Company represents and warrants to the Stockholder that:

Section 3.01          Authority; Execution and Delivery; Enforceability.

The Company has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated by this Agreement and the compliance by the Company with the provisions of this Agreement have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming its due execution and delivery by the Stockholder, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by the Bankruptcy and Equity Exception).

Section 3.02          No Conflicts.

(a)

No authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by the Company.

(b)

None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof shall (i) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, agreement or other instrument or obligation to which the Company is a party or by which the Company is bound or (ii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair the Company’s ability to perform its obligations under this Agreement.

Article IV

Covenants of the Stockholder

During the term of this Agreement, the Stockholder hereby covenants and agrees that:

Section 4.01          No Proxies for or Encumbrances on Shares.

(a)           Except as permitted by the terms of this Agreement, the Stockholder shall not, directly or indirectly, without the prior written consent of the Company (upon the approval of the Special Committee), (i) grant any proxies, powers of attorney, or other such authorization, or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Stockholder’s Shares, (ii) offer for sale, sell (constructively or otherwise), pledge, transfer, assign, gift, tender in any tender or exchange offer, pledge, grant, encumber, hypothecate or similarly dispose of (by testamentary disposition, operation of Law or otherwise) (collectively, “Transfer”), or enter into any contract, option or other arrangement with respect to the Transfer of, any such Shares, or any interest therein, including, without limitation, any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction, collar transaction or any other similar transaction (including any option with respect to any such transaction) or combination of any such transactions, in each case, involving any such Shares, (iii) knowingly take any action that would have the effect of preventing or delaying the Stockholder from performing any of its obligations under this Agreement, or (iv) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing sections (i) through (iii).

(b)           The Stockholder may effect a Transfer of any of the Stockholder’s Shares to a Permitted Transferee of the Stockholder; provided, that the Stockholder, prior to and as a condition to the effectiveness of such Transfer, causes each such Permitted Transferee to execute a counterpart signature page to this Agreement and deliver the same to the Company, pursuant to which such Permitted Transferee agrees to be a “Stockholder” pursuant to, and to be bound by, this Agreement with respect to such Shares that are the subject of such Transfer. “Permitted Transferee” means, with respect to the Stockholder, (i) an Affiliate of the Stockholder or (ii) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Stockholder, or one or more of its Affiliates Transfers of Shares to Permitted Transferees made pursuant to this Section 4.01(b) shall not be a breach of this Agreement.

(c)           Any Transfer of Shares not effected in accordance with the terms and conditions of this Section 4.01 shall be null and void ab initio.

Section 4.02           Waiver of Appraisal Rights.

The Stockholder hereby waives, to the full extent of the law, and agrees not to assert any appraisal rights pursuant to Section 262 of the DGCL or otherwise in connection with the Merger with respect to the Stockholder’s Shares.

Section 4.03           Proxy Statement.

The Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement or any other disclosure document required in connection with the Merger Agreement or the Transactions contemplated thereby (including, without limitation, the Schedule 13E-3) the Stockholder’s identity and beneficial ownership of the Shares and the nature of the Stockholder’s commitments under this Agreement to the extent required by applicable Law.

Section 4.04          Acquisition of Additional Shares.

During the term of this Agreement, the Stockholder shall notify the Company promptly in writing of the direct or indirect acquisition of record or beneficial ownership of additional shares of Company Common Stock by the Stockholder after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), all of which shall be considered Shares and be subject to the terms of this Agreement as though owned by such acquiring Stockholder on the date hereof.

Section 4.05          Further Assurances.

From time to time and without additional consideration, the Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as the Company may reasonably request for the purpose of carrying out the intent of this Agreement.

Article V

Miscellaneous

Section 5.01          Amendments and Waivers; Termination.

(a)

Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by the Company, and the Stockholder. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver and, in the case of the Company, the Special Committee. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(b)

This Agreement, and all rights and obligations of the parties contained herein (including, without limitation, the proxy granted pursuant to Section 1.02), shall automatically terminate without any further action required by any Person upon the earliest to occur of (i) the mutual agreement of the parties hereto to terminate this Agreement, (ii) the Effective Time, (iii) a Change of Recommendation and (iv) the termination of the Merger Agreement in accordance with its terms. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement.

Section 5.02          Expenses.

All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

Section 5.03          Successors and Assigns; No Third Party Beneficiaries.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives, beneficiaries, executors and permitted assigns; provided that, other than as permitted by Section 4.01(b), no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 5.04          Governing Law; Submission to Jurisdiction; Waivers.

This Agreement, and any dispute, claim, legal action, suit, proceeding or controversy arising out of or in any way relating hereto or any of the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that state without regard to the conflict of laws rules thereof.

Section 5.05          Submission to Jurisdiction; Service.

Each party to this agreement irrevocably (a) consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery (the “Court of Chancery”) and any state appellate court therefrom located in the state of Delaware (or, only if the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court sitting in the State of Delaware) in any action relating to this Agreement or the transactions contemplated hereby, (b) waives any objection to the laying of venue of any such action brought in such Court, (c) waives and agrees not to plead or claim in any such Court that any such action brought in any such Court has been brought in an inconvenient forum and (d) agrees that service of process or of any other papers upon such party in the manner specified for notices under Section 5.08 of this Agreement or any other manner permitted by applicable Law shall be deemed good, proper and effective service upon such party.

Section 5.06           WAIVER OF JURY TRIAL.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.06.

Section 5.07          Specific Performance.

The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery (or, only if the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court sitting in the State of Delaware), this being in addition to any other remedy at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (a) the other party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 5.08

Notices.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in accordance with Section 10.2 of the Merger Agreement. If to the Stockholder, to the address for notice set forth on Schedule A hereto, with a copy (which will not constitute notice) to:

[__________________]
[__________________]

Email:         [_______________]

Attention:    [_______________]

Section 5.09

Headings.

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.10

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

Section 5.11          Severability.

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 5.12          Capacity.

The Stockholder is signing this Agreement solely in its capacity as a stockholder of the Company and not in any other capacity, and this Agreement shall not limit or otherwise affect any actions taken, or required or permitted to be taken, by any Stockholder or any Affiliate or Representative of any Stockholder or any of its Affiliates in any other capacity, including, if applicable, as an officer or director of the Company or any of the Company’s Subsidiaries, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by any of the foregoing Persons in such capacity as a director or officer of the Company or any of the Company’s Subsidiaries shall not be deemed to constitute a breach of this Agreement.

Section 5.13          Entire Agreement.

This Agreement (together with the Merger Agreement, the other applicable Transaction documents in connection therewith) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

Section 5.14          No Ownership Interest.

Nothing contained in this Agreement shall be deemed to vest the Company any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares of the Stockholder shall remain vested in and belong to the Stockholder, and the Company shall have no authority to direct the Stockholder in the voting or disposition of any of the Shares, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable Law.

Section 5.15          Special Committee Approval.

Notwithstanding anything to the contrary herein, no amendment or waiver of any provision of this Agreement and no action shall be taken by or on behalf of the Company under or with respect to this Agreement without first obtaining the approval of the Special Committee.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed as of the day and year first above written.

INDEPENDENCE HOLDING COMPANY

By:
Name: Teresa A. Herbert
Title: President

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Support Agreement]

Annex A

Stockholder Name	Address	Total Shares
[●]	[●]	[●]